UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   August 9, 2006

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ECOSPHERE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Florida	000-25663	65-0841549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3515 S.E. Lionel Terrace
Stuart, FL 34997
(772) 287-4846

(Address and telephone number of principal executive offices)

ULTRASTRIP SYSTEMS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On August 10, 2006, our shareholders approved the 2006 Equity Incentive Plan (the “2006 Plan”). The following description of the 2006 Plan is qualified in its entirety by reference to the 2006 Plan, a copy of which is included with our definitive proxy statement filed on July 10, 2006 with the Securities and Exchange Commission, and which is incorporated herein by reference.

The 2006 Plan is to be administered either by our Board of Directors (the “Board of Directors” or the “Board”) or by our Compensation Committee. The 2006 Plan empowers the Board to delegate matters to the Compensation Committee. The Board has not delegated any authority to date. Awards granted under the 2006 Plan may be restricted stock, restricted stock units, options and stock appreciation rights which are awarded to employees, consultants, officers, directors and director advisors, who, in the opinion of the Board or the Compensation Committee, have contributed, or are expected to contribute, materially to our success. In addition, at the discretion of the Board or Compensation Committee, incentive stock options (“ISOs”) as defined in the Internal Revenue Code of 1986 (the “Code”), may be granted to individuals who are officers or other employees and contribute to our success.

In addition to the discretionary grants, all of our directors who are not employees or 10% shareholders and all director advisors shall automatically receive a grant of restricted stock with the number of shares based upon market price at the time of grant as follows:

Qualifying Event	Restricted Stock (1)(2)
Initial appointment as Chairman of the Board	$150,000
Initial election or appointment of outside directors	$ 40,000
Initial appointment of an outside director as Chairman of the following: Audit Committee, Compensation Committee and other committees at the discretion of the Compensation Committee	$ 10,000
Appointment and annual re-appointment of an outside director to the following: Audit Committee, Compensation Committee and other committees at the discretion of the Compensation Committee(3)	$ 5,000
Initial appointment as an advisory board member	$12,000
Re-election or re-appointment as Chairman of the Board(3)	$75,000
Re-election of an outside director to the Board (except for the Chairman)(3)	$15,000
Re-election or re-appointment as Chairman of the following: Audit Committee, Compensation Committee and other committees at the discretion of the Compensation Committee(3)	$10,000
Re-appointment to advisory board(3)	$ 3,000

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(1)

The director or director advisor may at their option receive restricted stock units in lieu of restricted stock.

(2)

All awards shall vest in three equal installments one, two and three years following the date of each grant, subject to continued service as a director or director advisor on the applicable vesting date.

(3)

On re-election or re-appointment, as appropriate, the person must have served in the same capacity for at least 12 months in order to be eligible to receive the grant upon such re-election or re-appointment.

The exercise price of options or stock appreciation rights granted under the 2006 Plan shall not be less than the fair market value of the underlying common stock at the time of grant. In the case of ISOs the exercise price may not be less than 100% of the fair market value of such capital stock on the date the option is granted or 110% of the fair market value in the case of 10% shareholders. Options and stock appreciation rights granted under the 2006 Plan shall expire no later than five years after the date of grant. The option price may be paid in United States dollars by check or wire transfer or, at the discretion of the Board of Directors or Compensation  Committee, by delivery of shares of our common stock having fair market value equal as of the date of exercise to the cash exercise price, or a combination thereof.

A maximum of 10,000,000 shares are available for grant under the 2006 Plan. In no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

The aggregate number of shares with respect to which options or stock awards may be granted under the 2006 Plan, the number of shares covered by each outstanding option, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

Under the terms of the 2006 Plan, our Board or the Compensation Committee may also grant awards which normally, at the discretion of our Board of Directors or Compensation Committee, will be subject to vesting under certain conditions.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 10, 2006, Charles Vinick was elected to our Board of Directors by the requisite shareholder vote at our annual meeting. Mr. Vinick was also appointed to our Compensation Committee.

Item 5.03

Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 11, 2006, we amended our Articles of Incorporation. The amendment was approved by our shareholders at our annual meeting on August 10, 2006. The amendments:

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changed our name from UltraStrip Systems, Inc. to Ecosphere Technologies, Inc. and

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increased the authorized common stock from 100,000,000 to 150,000,000 shares.

We also approved two amendments to our Bylaws. The amendments:

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eliminated the ability of holders of our common stock to cause us to call a special shareholders’ meeting and

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required shareholders that seek to bring business before a meeting of shareholders, including nominations of candidates for election as directors, to provide notice of such business to us, and certain other information, within a specified period prior to the meeting.

Previously, holders of 10% or more of our common stock could call a special shareholders’ meeting. We did not have any advance notice of business bylaw provision.

The foregoing description of the Articles of Amendment and Bylaw amendments is not complete and is qualified in its entirety by reference to the full text of our Articles of Amendment and Bylaw amendments, which are attached hereto as Exhibit 3.1 and Exhibit 3.2 respectively.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Exhibit
3.1	Second Amendment to the Articles of Incorporation
3.2	Bylaw amendments

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOSPHERE TECHNOLOGIES, INC.
By:	/s/ JAMES C. RUSHING III
Chief Financial Officer

Date: August 16, 2006